UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 30, 2005 (June 28, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction	(Commission File No.)	(IRS Employer Identification No.)
of incorporation)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation.

Effective June 28, 2005, Chesapeake Energy Corporation (the “Company”) filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 1,235 shares of our 6.00% Cumulative Convertible Preferred Stock, par value $0.01 per share. Such shares of 6.00% Preferred Stock were acquired by the Company as the result of conversions of the Preferred Stock into the Company’s Common Stock, par value $0.01 per share, by the holders. The Certificate of Elimination is attached hereto as exhibit 3.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Final Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Document Description
3.1	Certificate of Elimination

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Aubrey K. McClendon
Aubrey K. McClendon
Chairman of the Board and
Chief Executive Officer

Date: June 30, 2005

EXHIBIT INDEX

Exhibit No.	Document Description
3.1	Certificate of Elimination

4